Exhibit 99.1

Recast Shipment Volume and
Unaudited Financial Information

2023 vs. 2022

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• In November 2022, we acquired Swedish Match AB ("Swedish Match") - a leader in oral nicotine delivery - creating a global smoke-free combination led by the companies' IQOS and ZYN brands.

Our consolidated statements of earnings for the year ended December 31, 2022, include the results of operations of Swedish Match from November 11, 2022 (acquisition date) to December 31, 2022. The operating results of Swedish Match were included in a separate segment for 2022 and 2023.

Following the combination and the progress in 2023 toward the integration of the Swedish Match business into the existing PMI regional segment structure, we are updating our segment reporting by including Swedish Match results in the four existing geographical segments. As of the first quarter of 2024, we will report on this basis.

• The recast 2023 and 2022 shipment volumes and financial information in this document reflect the integration of the Swedish Match business into the existing PMI geographical segment structure (announced on February 8, 2024). PMI’s shipment volumes and financials for total PMI as well as Wellness & Healthcare do not differ from previously disclosed results.

• Comparisons are made to the same prior-year period unless otherwise stated.

• "Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.

• "Total Oral Products volume" is defined as oral smoke-free product volume excluding snuff, snuff leaf and U.S. chew.

Financial
• Adjusted net revenues in 2023 exclude the impact related to the termination of distribution arrangement in the Middle East

• "Adjusted Operating Income Margin" is calculated as adjusted operating income divided by adjusted net revenues.

• Management reviews net revenues, gross profit, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures used in this release should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this report.

Smoke-Free Products
• Smoke-free products ("SFPs") is the term PMI primarily uses to refer to all of its products that are not combustible tobacco products, such as heat-not-burn, e-vapor, and oral nicotine. In addition, SFPs include wellness and healthcare products, as well as consumer accessories such as lighters and matches.

• Reduced-risk products (“RRPs”) is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI's RRPs are smoke-free products that contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke.

• Wellness and Healthcare products primarily refer to products associated with inhaled therapeutics and oral and intra-oral delivery systems that are included in the operating results of PMI's new Wellness and Healthcare business, Vectura Fertin Pharma.

• "Heated tobacco units" or "HTU" is the term PMI uses to refer to heated tobacco consumables, which include our BLENDS, DELIA, HEETS, HEETS Creations,
HEETS Dimensions (defined collectively as "HEETS"), Marlboro HeatSticks, SENTIA, TEREA, TEREA CRAFTED, and TEREA Dimensions, as well as the KT&G licensed brands, Fiit and Miix (outside of South Korea). HTU's also include zero tobacco heat-not-burn consumables (LEVIA).

• "SSEA, CIS & MEA" stands for South & Southeast Asia, Commonwealth of Independent States, and Middle East & Africa.

• "EA, AU & PMI DF" stands for East Asia, Australia and PMI Duty Free.

														Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Oral Products Shipment Volume
(million cans)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Nicotine Pouches
Europe	7.9	1.0	+100.0%	9.3	0.9	+100.0%	9.1	0.8	+100.0%	8.6	5.1	66.8%	34.8	7.8	+100.0%
SSEA, CIS & MEA	0.2	—	—%	0.3	—	—%	0.2	—	—%	0.9	0.1	+100.0%	1.5	0.1	+100.0%
EA, AU & PMI DF	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Americas	73.2	—	—%	89.9	—	—%	105.4	—	—%	116.3	34.5	+100.0%	384.8	34.5	+100.0%
Total PMI	81.3	1.0	+100.0%	99.5	0.9	+100.0%	114.6	0.8	+100.0%	125.7	39.8	+100.0%	421.1	42.5	+100.0%

Snus
Europe	54.4	2.5	+100.0%	61.4	5.0	+100.0%	59.5	4.4	+100.0%	61.1	42.0	45.3%	236.4	53.9	+100.0%
SSEA, CIS & MEA	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
EA, AU & PMI DF	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Americas	1.2	—	—%	1.2	—	+100.0%	0.8	—	+100.0%	0.8	0.8	(3.1)%	4.0	0.9	+100.0%
Total PMI	55.6	2.5	+100.0%	62.6	5.1	+100.0%	60.3	4.4	+100.0%	61.8	42.8	44.4%	240.4	54.8	+100.0%

Moist Snuff
Europe	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
SSEA, CIS & MEA	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
EA, AU & PMI DF	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Americas	35.2	—	—%	34.1	—	—%	33.2	—	—%	31.2	16.0	95.5%	133.7	16.0	+100.0%
Total PMI	35.2	—	—%	34.1	—	—%	33.2	—	—%	31.2	16.0	95.5%	133.7	16.0	+100.0%

Other
Europe	1.3	—	—%	1.2	—	—%	0.9	—	—%	0.8	—	—%	4.2	—	—%
SSEA, CIS & MEA	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
EA, AU & PMI DF	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Americas	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Total PMI	1.3	—	—%	1.2	—	—%	0.9	—	—%	0.8	—	—%	4.2	—	—%

Total Oral Products
Europe	63.5	3.5	+100.0%	71.9	5.9	+100.0%	69.5	5.1	+100.0%	70.4	47.2	49.4%	275.4	61.8	+100.0%
SSEA, CIS & MEA	0.2	—	—%	0.3	—	—%	0.2	—	—%	0.9	0.1	+100.0%	1.5	0.1	+100.0%
EA, AU & PMI DF	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Americas	109.6	—	—%	125.2	—	+100.0%	139.4	—	+100.0%	148.3	51.3	+100.0%	522.5	51.4	+100.0%
Total PMI	173.3	3.5	+100.0%	197.4	6.0	+100.0%	209.0	5.2	+100.0%	219.6	98.6	+100.0%	799.3	113.2	+100.0%
Note: Total Oral Products exclude snuff, snuff leaf and U.S. chew. Sum may not foot due to rounding and "-" indicates volumes from 0 to 0.1 million.

									Schedule 2 (1/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues		Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended March 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023						Combustible Tobacco	2022	% Change
$ 1,815		$ (121)	$ 1,936	$ —	$ 1,936	Europe	$ 1,937	(6.3)%	—%	—%
2,154	(a)	(130)	2,284	—	2,284	SSEA, CIS & MEA	2,195	(1.9)%	4.0%	4.0%
689		(53)	742	—	742	EA, AU & PMI DF	769	(10.4)%	(3.5)%	(3.5)%
566		9	556	136	420	Americas	402	40.6%	38.3%	4.5%
$ 5,223		$ (295)	$ 5,518	$ 136	$ 5,382	Total Combustible Tobacco	$ 5,303	(1.5)%	4.0%	1.5%

2023						Smoke-free excl. W&H	2022	% Change
$ 1,253		$ (76)	$ 1,329	$ 158	$ 1,171	Europe	$ 1,287	(2.7)%	3.2%	(9.0)%
323		19	304	—	304	SSEA, CIS & MEA	250	29.6%	21.9%	21.9%
831		(117)	948	—	948	EA, AU & PMI DF	818	1.6%	15.8%	15.8%
302		—	303	287	16	Americas	22	+100%	+100%	(28.4)%
$ 2,710		$ (174)	$ 2,884	$ 445	$ 2,439	Total Smoke-free excl. W&H	$ 2,377	14.0%	21.3%	2.6%

2023						Wellness & Healthcare	2022	% Change
$ 86		$ (5)	$ 91	$ —	$ 91	Wellness & Healthcare	$ 66	30.3%	37.9%	37.9%

2023						Smoke-free incl. W&H	2022	% Change
$ 2,796		$ (179)	$ 2,975	$ 445	$ 2,530	Total Smoke-free incl. W&H	$ 2,443	14.5%	21.8%	3.6%

2023						PMI	2022	% Change
$ 3,068		$ (197)	$ 3,265	$ 158	$ 3,107	Europe	$ 3,224	(4.8)%	1.3%	(3.6)%
2,477	(a)	(111)	2,588	—	2,588	SSEA, CIS & MEA	2,445	1.3%	5.8%	5.8%
1,520		(170)	1,690	—	1,690	EA, AU & PMI DF	1,587	(4.2)%	6.5%	6.5%
868		9	859	423	436	Americas	424	+100%	+100%	2.8%
86		(5)	91	—	91	Wellness & Healthcare	66	30.3%	37.9%	37.9%
$ 8,019		$ (474)	$ 8,493	$ 581	$ 7,912	Total PMI	$ 7,746	3.5%	9.6%	2.1%

(a) Includes a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 2 (2/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended June 30	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Combustible Tobacco	2022	% Change
$ 2,108	$ (12)	$ 2,121	$ —	$ 2,121	Europe	$ 2,062	2.2%	2.8%	2.8%
2,350	(187)	2,537	—	2,537	SSEA, CIS & MEA	2,203	6.7%	15.2%	15.2%
724	(39)	763	—	763	EA, AU & PMI DF	754	(4.0)%	1.2%	1.2%
608	14	593	149	444	Americas	444	36.8%	33.5%	0.1%
$ 5,790	$ (224)	$ 6,014	$ 149	$ 5,865	Total Combustible Tobacco	$ 5,463	6.0%	10.1%	7.4%

2023					Smoke-free excl. W&H	2022	% Change
$ 1,466	$ 1	$ 1,464	$ 172	$ 1,292	Europe	$ 1,247	17.6%	17.5%	3.7%
318	(34)	352	—	352	SSEA, CIS & MEA	311	2.1%	13.0%	13.0%
956	(94)	1,050	—	1,050	EA, AU & PMI DF	710	34.7%	47.9%	47.9%
361	—	362	344	18	Americas	25	+100%	+100%	(29.3)%
$ 3,101	$ (127)	$ 3,228	$ 516	$ 2,712	Total Smoke-free excl. W&H	$ 2,293	35.3%	40.8%	18.3%

2023					Wellness & Healthcare	2022	% Change
$ 76	$ —	$ 76	$ —	$ 76	Wellness & Healthcare	$ 76	—%	—%	—%

2023					Smoke-free incl. W&H	2022	% Change
$ 3,177	$ (127)	$ 3,304	$ 516	$ 2,788	Total Smoke-free incl. W&H	$ 2,369	34.1%	39.5%	17.7%

2023					PMI	2022	% Change
$ 3,574	$ (11)	$ 3,585	$ 172	$ 3,413	Europe	$ 3,309	8.0%	8.3%	3.1%
2,668	(221)	2,889	—	2,889	SSEA, CIS & MEA	2,514	6.1%	14.9%	14.9%
1,680	(133)	1,813	—	1,813	EA, AU & PMI DF	1,464	14.8%	23.8%	23.8%
969	14	955	493	462	Americas	469	+100%	+100%	(1.5)%
76	—	76	—	76	Wellness & Healthcare	76	—%	—%	—%
$ 8,967	$ (351)	$ 9,318	$ 665	$ 8,653	Total PMI	$ 7,832	14.5%	19.0%	10.5%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 2 (3/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended September 30	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Combustible Tobacco	2022	% Change
$ 2,160	$ 112	$ 2,048	$ —	$ 2,048	Europe	$ 1,996	8.2%	2.6%	2.6%
2,485	(291)	2,775	—	2,775	SSEA, CIS & MEA	2,454	1.3%	13.1%	13.1%
678	(14)	692	—	692	EA, AU & PMI DF	692	(1.9)%	0.1%	0.1%
509	37	472	49	423	Americas	450	13.3%	4.9%	(5.9)%
$ 5,832	$ (155)	$ 5,988	$ 49	$ 5,939	Total Combustible Tobacco	$ 5,591	4.3%	7.1%	6.2%

2023					Smoke-free excl. W&H	2022	% Change
$ 1,663	$ 90	$ 1,573	$ 151	$ 1,422	Europe	$ 1,276	30.4%	23.3%	11.5%
292	(110)	403	—	403	SSEA, CIS & MEA	368	(20.6)%	9.3%	9.3%
893	(37)	930	—	930	EA, AU & PMI DF	715	24.8%	29.9%	29.9%
386	1	385	368	17	Americas	24	+100%	+100%	(30.1)%
$ 3,234	$ (57)	$ 3,290	$ 519	$ 2,771	Total Smoke-free excl. W&H	$ 2,384	35.7%	38.0%	16.2%

2023					Wellness & Healthcare	2022	% Change
$ 75	$ 3	$ 72	$ —	$ 72	Wellness & Healthcare	$ 57	31.6%	26.3%	26.3%

2023					Smoke-free incl. W&H	2022	% Change
$ 3,309	$ (54)	$ 3,362	$ 519	$ 2,843	Total Smoke-free incl. W&H	$ 2,441	35.6%	37.8%	16.5%

2023					PMI	2022	% Change
$ 3,823	$ 202	$ 3,621	$ 151	$ 3,470	Europe	$ 3,272	16.8%	10.7%	6.1%
2,777	(401)	3,178	—	3,178	SSEA, CIS & MEA	2,822	(1.6)%	12.6%	12.6%
1,571	(51)	1,622	—	1,622	EA, AU & PMI DF	1,407	11.7%	15.3%	15.3%
895	38	857	417	440	Americas	474	88.8%	80.8%	(7.2)%
75	3	72	—	72	Wellness & Healthcare	57	31.6%	26.3%	26.3%
$ 9,141	$ (209)	$ 9,350	$ 568	$ 8,782	Total PMI	$ 8,032	13.8%	16.4%	9.3%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 2 (4/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended December 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Combustible Tobacco	2022	% Change
$ 1,953	$ 137	$ 1,816	$ —	$ 1,816	Europe	$ 1,698	15.0%	7.0%	7.0%
2,333	(206)	2,539	—	2,539	SSEA, CIS & MEA	2,321	0.5%	9.4%	9.4%
585	(11)	596	—	596	EA, AU & PMI DF	617	(5.1)%	(3.3)%	(3.3)%
617	34	583	44	539	Americas	578	6.8%	0.9%	(6.8)%
$ 5,489	$ (45)	$ 5,534	$ 44	$ 5,489	Total Combustible Tobacco	$ 5,214	5.3%	6.1%	5.3%

2023					Smoke-free excl. W&H	2022	% Change
$ 1,813	$ 118	$ 1,695	$ 65	$ 1,628	Europe	$ 1,469	23.4%	15.4%	11.0%
374	(121)	495	—	495	SSEA, CIS & MEA	365	2.5%	35.8%	35.8%
845	(35)	880	—	880	EA, AU & PMI DF	861	(1.9)%	2.2%	2.2%
458	1	457	190	268	Americas	171	+100%	+100%	56.4%
$ 3,489	$ (38)	$ 3,527	$ 255	$ 3,273	Total Smoke-free excl. W&H	$ 2,866	21.7%	23.1%	14.2%

2023					Wellness & Healthcare	2022	% Change
$ 69	$ 5	$ 64	$ —	$ 64	Wellness & Healthcare	$ 72	(4.2)%	(11.1)%	(11.1)%

2023					Smoke-free incl. W&H	2022	% Change
$ 3,558	$ (33)	$ 3,591	$ 255	$ 3,337	Total Smoke-free incl. W&H	$ 2,938	21.1%	22.2%	13.6%

2023					PMI	2022	% Change
$ 3,766	$ 255	$ 3,511	$ 65	$ 3,446	Europe	$ 3,167	18.9%	10.9%	8.8%
2,707	(327)	3,034	—	3,034	SSEA, CIS & MEA	2,686	0.8%	13.0%	13.0%
1,430	(46)	1,476	—	1,476	EA, AU & PMI DF	1,478	(3.2)%	(0.1)%	(0.1)%
1,075	35	1,040	234	806	Americas	749	43.5%	38.9%	7.6%
69	5	64	—	64	Wellness & Healthcare	72	(4.2)%	(11.1)%	(11.1)%
$ 9,047	$ (78)	$ 9,125	$ 299	$ 8,826	Total PMI	$ 8,152	11.0%	11.9%	8.3%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 2 (5/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues		Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Full Year Ended December 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023						Combustible Tobacco	2022	% Change
$ 8,037		$ 116	$ 7,921	$ —	$ 7,921	Europe	$ 7,694	4.5%	3.0%	3.0%
9,321	(a)	(814)	10,135	—	10,135	SSEA, CIS & MEA	9,173	1.6%	10.5%	10.5%
2,676		(117)	2,793	—	2,793	EA, AU & PMI DF	2,831	(5.5)%	(1.3)%	(1.3)%
2,299		96	2,204	378	1,826	Americas	1,874	22.7%	17.6%	(2.6)%
$ 22,334		$ (720)	$ 23,053	$ 378	$ 22,676	Total Combustible Tobacco	$ 21,572	3.5%	6.9%	5.1%

2023						Smoke-free excl. W&H	2022	% Change
$ 6,194		$ 133	$ 6,061	$ 546	$ 5,515	Europe	$ 5,278	17.4%	14.8%	4.5%
1,308		(246)	1,554	—	1,554	SSEA, CIS & MEA	1,294	1.0%	20.1%	20.1%
3,525		(283)	3,808	—	3,808	EA, AU & PMI DF	3,105	13.5%	22.6%	22.6%
1,508		1	1,507	1,189	318	Americas	242	+100%	+100%	31.2%
$ 12,534		$ (395)	$ 12,930	$ 1,735	$ 11,194	Total Smoke-free excl. W&H	$ 9,919	26.4%	30.3%	12.9%

2023						Wellness & Healthcare	2022	% Change
$ 306		$ 3	$ 303	$ —	$ 303	Wellness & Healthcare	$ 271	12.9%	11.8%	11.8%

2023						Smoke-free incl. W&H	2022	% Change
$ 12,840		$ (392)	$ 13,233	$ 1,735	$ 11,497	Total Smoke-free incl. W&H	$ 10,190	26.0%	29.9%	12.8%

2023						PMI	2022	% Change
$ 14,231		$ 249	$ 13,982	$ 546	$ 13,436	Europe	$ 12,972	9.7%	7.8%	3.6%
10,629	(a)	(1,060)	11,689	—	11,689	SSEA, CIS & MEA	10,467	1.5%	11.7%	11.7%
6,201		(400)	6,601	—	6,601	EA, AU & PMI DF	5,936	4.5%	11.2%	11.2%
3,807		96	3,711	1,567	2,144	Americas	2,116	79.9%	75.4%	1.3%
306		3	303	—	303	Wellness & Healthcare	271	12.9%	11.8%	11.8%
$ 35,174		$ (1,112)	$ 36,286	$ 2,113	$ 34,173	Total PMI	$ 31,762	10.7%	14.2%	7.6%
(a) Includes a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 3 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items (a)	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2023							Quarters Ended March 31,	2022			% Change
$ 3,068	$ —	$ 3,068	$ (197)	$ 3,265	$ 158	$ 3,107	Europe	$ 3,224	$ —	$ 3,224	(4.8)%	1.3%	(3.6)%
2,477	(80)	2,557	(111)	2,668	—	2,668	SSEA, CIS & MEA	2,445	—	2,445	4.6%	9.1%	9.1%
1,520	—	1,520	(170)	1,690	—	1,690	EA, AU & PMI DF	1,587	—	1,587	(4.2)%	6.5%	6.5%
868	—	868	9	859	423	436	Americas	424	—	424	+100%	+100%	2.8%
86	—	86	(5)	91	—	91	Wellness & Healthcare	66	—	66	30.3%	37.9%	37.9%
$ 8,019	$ (80)	$ 8,099	$ (474)	$ 8,573	$ 581	$ 7,992	Total PMI	$ 7,746	$ —	$ 7,746	4.6%	10.7%	3.2%

2023							Quarters Ended June 30,	2022			% Change
$ 3,574	$ —	$ 3,574	$ (11)	$ 3,585	$ 172	$ 3,413	Europe	$ 3,309	$ —	$ 3,309	8.0%	8.3%	3.1%
2,668	—	2,668	(221)	2,889	—	2,889	SSEA, CIS & MEA	2,514	—	2,514	6.1%	14.9%	14.9%
1,680	—	1,680	(133)	1,813	—	1,813	EA, AU & PMI DF	1,464	—	1,464	14.8%	23.8%	23.8%
969	—	969	14	955	493	462	Americas	469	—	469	+100%	+100%	(1.5)%
76	—	76	—	76	—	76	Wellness & Healthcare	76	—	76	—%	—%	—%
$ 8,967	$ —	$ 8,967	$ (351)	$ 9,318	$ 665	$ 8,653	Total PMI	$ 7,832	$ —	$ 7,832	14.5%	19.0%	10.5%

2023							Years Ended September 30,	2022			% Change
$ 3,823	$ —	$ 3,823	$ 202	$ 3,621	$ 151	$ 3,470	Europe	$ 3,272	$ —	$ 3,272	16.8%	10.7%	6.1%
2,777	—	2,777	(401)	3,178	—	3,178	SSEA, CIS & MEA	2,822	—	2,822	(1.6)%	12.6%	12.6%
1,571	—	1,571	(51)	1,622	—	1,622	EA, AU & PMI DF	1,407	—	1,407	11.7%	15.3%	15.3%
895	—	895	38	857	417	440	Americas	474	—	474	88.8%	80.8%	(7.2)%
75	—	75	3	72	—	72	Wellness & Healthcare	57	—	57	31.6%	26.3%	26.3%
$ 9,141	$ —	$ 9,141	$ (209)	$ 9,350	$ 568	$ 8,782	Total PMI	$ 8,032	$ —	$ 8,032	13.8%	16.4%	9.3%

(a) Reflects a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East

													Schedule 3 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items (a)		Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2023								Quarters Ended December 31,	2022			% Change
$ 3,766	$ —		$ 3,766	$ 255	$ 3,511	$ 65	$ 3,446	Europe	$ 3,167	$ —	$ 3,167	18.9%	10.9%	8.8%
2,707	—		2,707	(327)	3,034	—	3,034	SSEA, CIS & MEA	2,686	—	2,686	0.8%	13.0%	13.0%
1,430	—		1,430	(46)	1,476	—	1,476	EA, AU & PMI DF	1,478	—	1,478	(3.2)%	(0.1)%	(0.1)%
1,075	—		1,075	35	1,040	234	806	Americas	749	—	749	43.5%	38.9%	7.6%
69	—		69	5	64	—	64	Wellness & Healthcare	72	—	72	(4.2)%	(11.1)%	(11.1)%
$ 9,047	$ —		$ 9,047	$ (78)	$ 9,125	$ 299	$ 8,826	Total PMI	$ 8,152	$ —	$ 8,152	11.0%	11.9%	8.3%

2023								Years Ended December 31,	2022			% Change
$ 14,231	$ —		$ 14,231	$ 249	$ 13,982	$ 546	$ 13,436	Europe	$ 12,972	$ —	$ 12,972	9.7%	7.8%	3.6%
10,629	(80)	(1)	10,709	(1,060)	11,769	—	11,769	SSEA, CIS & MEA	10,467	—	10,467	2.3%	12.4%	12.4%
6,201	—		6,201	(400)	6,601	—	6,601	EA, AU & PMI DF	5,936	—	5,936	4.5%	11.2%	11.2%
3,807	—		3,807	96	3,711	1,567	2,144	Americas	2,116	—	2,116	79.9%	75.4%	1.3%
306	—		306	3	303	—	303	Wellness & Healthcare	271	—	271	12.9%	11.8%	11.8%
$ 35,174	$ (80)		$ 35,254	$ (1,112)	$ 36,366	$ 2,113	$ 34,253	Total PMI	$ 31,762	$ —	$ 31,762	11.0%	14.5%	7.8%

(a) Reflects a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East

								Schedule 4 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Quarters Ended March 31	2022	% Change
$ 1,215	$ (90)	$ 1,305	$ 24	$ 1,281	Europe	$ 1,558	(22.0)%	(16.2)%	(17.8)%
734	(44)	778	—	778	SSEA, CIS & MEA	965	(23.9)%	(19.4)%	(19.4)%
637	(117)	754	—	754	EA, AU & PMI DF	685	(7.0)%	10.1%	10.1%
183	(9)	192	169	23	Americas	121	51.2%	58.7%	(81.0)%
(38)	1	(39)	—	(39)	Wellness & Healthcare	(31)	(22.6)%	(25.8)%	(25.8)%
$ 2,731	$ (259)	$ 2,990	$ 193	$ 2,797	Total PMI	$ 3,298	(17.2)%	(9.3)%	(15.2)%

2023					Quarters Ended June 30	2022	% Change
$ 1,619	$ 30	$ 1,589	$ 40	$ 1,549	Europe	$ 1,474	9.8%	7.8%	5.1%
880	(98)	978	—	978	SSEA, CIS & MEA	958	(8.1)%	2.1%	2.1%
557	(128)	685	—	685	EA, AU & PMI DF	528	5.5%	29.7%	29.7%
243	(27)	270	224	46	Americas	130	86.9%	+100%	(64.6)%
(733)	(3)	(730)	—	(730)	Wellness & Healthcare	(34)	-(100)%	-(100)%	-(100)%
$ 2,566	$ (226)	$ 2,792	$ 264	$ 2,528	Total PMI	$ 3,056	(16.0)%	(8.6)%	(17.3)%

2023					Quarters Ended September 30	2022	% Change
$ 1,717	$ 126	$ 1,591	$ (8)	$ 1,599	Europe	$ 1,415	21.3%	12.4%	13.0%
823	(304)	1,127	—	1,127	SSEA, CIS & MEA	1,086	(24.2)%	3.8%	3.8%
769	(67)	836	—	836	EA, AU & PMI DF	533	44.3%	56.8%	56.8%
98	(43)	141	148	(7)	Americas	85	15.3%	65.9%	-(100)%
(37)	1	(38)	—	(38)	Wellness & Healthcare	(151)	75.5%	74.8%	74.8%
$ 3,370	$ (287)	$ 3,657	$ 140	$ 3,517	Total PMI	$ 2,968	13.5%	23.2%	18.5%

								Schedule 4 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Quarters Ended December 31	2022	% Change
$ 1,618	$ 125	$ 1,493	$ 11	$ 1,482	Europe	$ 1,329	21.7%	12.3%	11.5%
699	(203)	902	—	902	SSEA, CIS & MEA	855	(18.2)%	5.5%	5.5%
576	(82)	658	—	658	EA, AU & PMI DF	678	(15.0)%	(2.9)%	(2.9)%
58	(136)	194	86	108	Americas	104	(44.2)%	86.5%	3.8%
(62)	(5)	(57)	—	(57)	Wellness & Healthcare	(42)	(47.6)%	(35.7)%	(35.7)%
$ 2,889	$ (301)	$ 3,190	$ 97	$ 3,093	Total PMI	$ 2,924	(1.2)%	9.1%	5.8%

2023					Full Year Ended December 31	2022	% Change
$ 6,169	$ 191	$ 5,978	$ 67	$ 5,911	Europe	$ 5,776	6.8%	3.5%	2.3%
3,136	(649)	3,785	—	3,785	SSEA, CIS & MEA	3,864	(18.8)%	(2.0)%	(2.0)%
2,539	(394)	2,933	—	2,933	EA, AU & PMI DF	2,424	4.7%	21.0%	21.0%
582	(215)	797	627	170	Americas	440	32.3%	81.1%	(61.4)%
(870)	(6)	(864)	—	(864)	Wellness & Healthcare	(258)	-(100)%	-(100)%	-(100)%
$ 11,556	$ (1,073)	$ 12,629	$ 694	$ 11,935	Total PMI	$ 12,246	(5.6)%	3.1%	(2.5)%

													Schedule 5
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Net Revenues and Operating Income: Price, Volume/Mix and Cost/Other Variances
($ in millions) / (Unaudited)

	2023 vs. 2022
	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other
Net Revenues
Europe	$ 28	$ (145)	$ —	$ 149	$ (45)	$ —	$ 176	$ 22	$ —	$ 182	$ 97	$ —	$ 535	$ (71)	$ —
SSEA, CIS & MEA	233	36	(126)	253	149	(27)	265	118	(27)	257	97	(6)	1,008	400	(186)
EA, AU & PMI DF	14	89	—	23	326	—	36	179	—	133	(135)	—	206	459	—
Americas	37	(21)	(4)	36	(40)	(3)	21	(54)	(1)	64	(9)	2	158	(124)	(6)
Wellness & Healthcare	25	—	—	(2)	—	2	15	—	—	(5)	—	(3)	33	—	(1)
Total PMI	$ 337	$ (41)	$ (130)	$ 459	$ 390	$ (28)	$ 513	$ 265	$ (28)	$ 631	$ 50	$ (7)	$ 1,940	$ 664	$ (193)

Operating Income
Europe	$ 28	$ (180)	$ (125)	$ 149	$ (56)	$ (18)	$ 176	$ 11	$ (3)	$ 182	$ 138	$ (167)	$ 535	$ (87)	$ (313)
SSEA, CIS & MEA	233	(79)	(341)	253	(35)	(198)	265	(74)	(150)	257	(49)	(161)	1,008	(237)	(850)
EA, AU & PMI DF	14	45	10	23	244	(110)	36	170	97	133	(133)	(20)	206	326	(23)
Americas	37	(17)	(118)	36	(26)	(94)	21	(41)	(72)	64	(9)	(51)	158	(93)	(335)
Wellness & Healthcare	25	—	(33)	(2)	—	(694)	15	—	98	(5)	—	(10)	33	—	(639)
Total PMI	$ 337	$ (231)	$ (607)	$ 459	$ 127	$ (1,114)	$ 513	$ 66	$ (30)	$ 631	$ (53)	$ (409)	$ 1,940	$ (91)	$ (2,160)

												Schedule 6 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (a)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (a)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023							Quarters Ended March 31	2022			% Change
$ 1,215	$ (75)	$ 1,290	$ (90)	$ 1,380	$ 42	$ 1,338	Europe	$ 1,558	$ (52)	$ 1,610	(19.9)%	(14.3)%	(16.9)%
734	(117)	851	(44)	895	—	895	SSEA, CIS & MEA	965	(6)	971	(12.4)%	(7.8)%	(7.8)%
637	(20)	657	(117)	774	—	774	EA, AU & PMI DF	685	(1)	686	(4.2)%	12.8%	12.8%
183	(62)	245	(9)	254	218	36	Americas	121	(2)	123	99.2%	+100%	(71.0)%
(38)	(14)	(24)	1	(25)	—	(25)	Wellness & Healthcare	(31)	(19)	(12)	-(100)%	-(100)%	-(100)%
$ 2,731	$ (288)	$ 3,019	$ (259)	$ 3,278	$ 261	$ 3,017	Total PMI	$ 3,298	$ (80)	$ 3,378	(10.6)%	(3.0)%	(10.7)%

2023							Quarters Ended June 30	2022			% Change
$ 1,619	$ (28)	$ 1,647	$ 30	$ 1,617	$ 58	$ 1,559	Europe	$ 1,474	$ (113)	$ 1,587	3.8%	1.9%	(1.8)%
880	(5)	885	(98)	983	—	983	SSEA, CIS & MEA	958	(21)	979	(9.6)%	0.4%	0.4%
557	(205)	762	(128)	890	—	890	EA, AU & PMI DF	528	(12)	540	41.1%	64.8%	64.8%
243	(33)	276	(27)	303	255	48	Americas	130	(4)	134	+100%	+100%	(64.4)%
(733)	(695)	(38)	(3)	(35)	—	(35)	Wellness & Healthcare	(34)	(18)	(16)	-(100)%	-(100)%	-(100)%
$ 2,566	$ (966)	$ 3,532	$ (226)	$ 3,758	$ 313	$ 3,445	Total PMI	$ 3,056	$ (168)	$ 3,224	9.6%	16.6%	6.9%

2023							Quarters Ended September 30	2022			% Change
$ 1,717	$ (148)	$ 1,865	$ 126	$ 1,739	$ 52	$ 1,687	Europe	$ 1,415	$ (115)	$ 1,530	21.9%	13.7%	10.3%
823	(46)	869	(304)	1,173	—	1,173	SSEA, CIS & MEA	1,086	(67)	1,153	(24.6)%	1.7%	1.7%
769	(25)	794	(67)	861	—	861	EA, AU & PMI DF	533	(46)	579	37.1%	48.7%	48.7%
98	(131)	229	(43)	272	263	9	Americas	85	(13)	98	+100%	+100%	(90.5)%
(37)	(14)	(23)	1	(24)	—	(24)	Wellness & Healthcare	(151)	(121)	(30)	23.3%	20.0%	20.0%
$ 3,370	$ (364)	$ 3,734	$ (287)	$ 4,021	$ 315	$ 3,706	Total PMI	$ 2,968	$ (362)	$ 3,330	12.1%	20.8%	11.3%

(a) For details on Special Items, refer to Schedule 7

												Schedule 6 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (a)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (a)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023							Quarters Ended December 31	2022			% Change
$ 1,618	$ (72)	$ 1,690	$ 125	$ 1,565	$ 24	$ 1,541	Europe	$ 1,329	$ (19)	$ 1,348	25.4%	16.1%	14.3%
699	(5)	704	(203)	907	—	907	SSEA, CIS & MEA	855	38	817	(13.8)%	11.0%	11.0%
576	—	576	(82)	658	—	658	EA, AU & PMI DF	678	31	647	(11.0)%	1.7%	1.7%
58	(71)	129	(136)	265	114	151	Americas	104	(89)	193	(33.2)%	37.3%	(22.0)%
(62)	(15)	(47)	(5)	(42)	—	(42)	Wellness & Healthcare	(42)	(13)	(29)	(62.1)%	(44.8)%	(44.8)%
$ 2,889	$ (163)	$ 3,052	$ (301)	$ 3,353	$ 138	$ 3,215	Total PMI	$ 2,924	$ (52)	$ 2,976	2.6%	12.7%	8.0%

2023							Full Year Ended December 31	2022			% Change
$ 6,169	$ (323)	$ 6,492	$ 191	$ 6,301	$ 177	$ 6,124	Europe	$ 5,776	$ (299)	$ 6,075	6.9%	3.7%	0.8%
3,136	(173)	3,309	(649)	3,958	—	3,958	SSEA, CIS & MEA	3,864	(56)	3,920	(15.6)%	1.0%	1.0%
2,539	(250)	2,789	(394)	3,183	—	3,183	EA, AU & PMI DF	2,424	(28)	2,452	13.7%	29.8%	29.8%
582	(297)	879	(215)	1,094	851	243	Americas	440	(108)	548	60.4%	99.6%	(55.6)%
(870)	(738)	(132)	(6)	(126)	—	(126)	Wellness & Healthcare	(258)	(171)	(87)	(51.7)%	(44.8)%	(44.8)%
$ 11,556	$ (1,781)	$ 13,337	$ (1,073)	$ 14,410	$ 1,027	$ 13,383	Total PMI	$ 12,246	$ (662)	$ 12,908	3.3%	11.6%	3.7%

(a) For details on Special Items, refer to Schedule 7

					Schedule 7 (1/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2023	2023	2023	2023	2023
PMI
Reported Operating Income	$ 2,731	$ 2,566	$ 3,370	$ 2,889	$ 11,556
Asset Impairment & Exit Costs	(109)	—	—	—	(109)
Termination of distribution arrangement in the Middle East	(80)	—	—	—	(80)
Impairment of goodwill and other intangibles	—	(680)	—	—	(680)
Amortization of intangibles	(81)	(82)	(205)	(129)	(497)
Charges related to the war in Ukraine	—	—	(19)	(34)	(53)
Swedish Match AB acquisition accounting related items	(18)	—	—	—	(18)
South Korea Indirect Tax Charge	—	(204)	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(140)	—	(140)
Adjusted Operating Income	$ 3,019	$ 3,532	$ 3,734	$ 3,052	$ 13,337

Europe
Reported Operating Income	$ 1,215	$ 1,619	$ 1,717	$ 1,618	$ 6,169
Asset Impairment & Exit Costs	(47)	—	—	—	(47)
Amortization of intangibles	(28)	(28)	(69)	(38)	(163)
Charges related to the war in Ukraine	—	—	(19)	(34)	(53)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(60)	—	(60)
Adjusted Operating Income	$ 1,290	$ 1,647	$ 1,865	$ 1,690	$ 6,492

SSEA, CIS & MEA
Reported Operating Income	$ 734	$ 880	$ 823	$ 699	$ 3,136
Asset Impairment & Exit Costs	(32)	—	—	—	(32)
Termination of distribution arrangement in the Middle East	(80)	—	—	—	(80)
Amortization of intangibles	(5)	(5)	(5)	(5)	(20)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(41)	—	(41)
Adjusted Operating Income	$ 851	$ 885	$ 869	$ 704	$ 3,309

					Schedule 7 (2/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2023	2023	2023	2023	2023
EA, AU & PMI DF
Reported Operating Income	$ 637	$ 557	$ 769	$ 576	$ 2,539
Asset Impairment & Exit Costs	(19)	—	—	—	(19)
Amortization of intangibles	(1)	(1)	(1)	—	(3)
South Korea Indirect Tax Charge	—	(204)	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(24)	—	(24)
Adjusted Operating Income	$ 657	$ 762	$ 794	$ 576	$ 2,789

Americas
Reported Operating Income	$ 183	$ 243	$ 98	$ 58	$ 582
Asset Impairment & Exit Costs	(11)	—	—	—	(11)
Amortization of intangibles	(33)	(33)	(116)	(71)	(253)
Swedish Match AB acquisition accounting related item	(18)	—	—	—	(18)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(15)	—	(15)
Adjusted Operating Income	$ 245	$ 276	$ 229	$ 129	$ 879

Wellness & Healthcare
Reported Operating Income	$ (38)	$ (733)	$ (37)	$ (62)	$ (870)
Amortization of intangibles	(14)	(15)	(14)	(15)	(58)
Impairment of goodwill and other intangibles		(680)			(680)
Adjusted Operating Income	$ (24)	$ (38)	$ (23)	$ (47)	$ (132)

					Schedule 7 (3/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2022	2022	2022	2022	2022
PMI
Reported Operating Income	$ 3,298	$ 3,056	$ 2,968	$ 2,924	$ 12,246
Impairment of goodwill and other intangibles	—	—	(112)	—	(112)
Amortization of intangibles	(38)	(36)	(139)	(58)	(159)
Cost associated to Swedish Match AB offer	—	(52)	(217)	154	(115)
Swedish Match AB acquisition accounting related item	—	—	—	(125)	(125)
Charges related to the war in Ukraine	(42)	(80)	(6)	(23)	(151)
Adjusted Operating Income	$ 3,378	$ 3,224	$ 3,330	$ 2,976	$ 12,908

Europe
Reported Operating Income	$ 1,558	$ 1,474	$ 1,415	$ 1,329	$ 5,776
Cost associated to Swedish Match AB offer	—	(24)	(100)	71	(53)
Charges related to the war in Ukraine	(42)	(80)	(6)	(23)	(151)
Amortization of intangibles	(10)	(9)	(9)	(19)	(47)
Swedish Match AB acquisition accounting related item	—	—	—	(48)	(48)
Adjusted Operating Income	$ 1,610	$ 1,587	$ 1,530	$ 1,348	$ 6,075

SSEA, CIS & MEA
Reported Operating Income	$ 965	$ 958	$ 1,086	$ 855	$ 3,864
Cost associated to Swedish Match AB offer	—	(15)	(61)	43	(33)
Amortization of intangibles	(6)	(6)	(6)	(5)	(23)
Adjusted Operating Income	$ 971	$ 979	$ 1,153	$ 817	$ 3,920

EA, AU & PMI DF
Reported Operating Income	$ 685	$ 528	$ 533	$ 678	$ 2,424
Cost associated to Swedish Match AB offer	—	(11)	(45)	32	(24)
Amortization of intangibles	(1)	(1)	(1)	(1)	(4)
Adjusted Operating Income	$ 686	$ 540	$ 579	$ 647	$ 2,452

					Schedule 7 (4/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2022	2022	2022	2022	2022
Americas
Reported Operating Income	$ 121	$ 130	$ 85	$ 104	$ 440
Cost associated to Swedish Match AB offer	—	(2)	(11)	8	(5)
Amortization of intangibles	(2)	(2)	(2)	(20)	(26)
Swedish Match AB acquisition accounting related items	—	—	—	(77)	(77)
Adjusted Operating Income	$ 123	$ 134	$ 98	$ 193	$ 548

Wellness & Healthcare
Reported Operating Income	$ (31)	$ (34)	$ (151)	$ (42)	$ (258)
Amortization of intangibles	(19)	(18)	(9)	(13)	(59)
Impairment of goodwill and other intangibles	—	—	(112)	—	(112)
Adjusted Operating Income	$ (12)	$ (16)	$ (30)	$ (29)	$ (87)

														Schedule 8 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (a)	Adjusted Net Revenues excluding Currency & Acqui- sitions (b)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2023									Quarters Ended March 31	2022			% Points Change
$ 1,290	$ 3,068	42.0%	$ 1,380	$ 3,265	42.3%	$ 1,338	$ 3,107	43.1%	Europe	$ 1,610	$ 3,224	49.9%	(7.9)	(7.6)	(6.8)
851	2,557	33.3%	895	2,668	33.5%	895	2,668	33.5%	SSEA, CIS & MEA	971	2,445	39.7%	(6.4)	(6.2)	(6.2)
657	1,520	43.2%	774	1,690	45.8%	774	1,690	45.8%	EA, AU & PMI DF	686	1,587	43.2%	—	2.6	2.6
245	868	28.2%	254	859	29.6%	36	436	8.2%	Americas	123	424	29.0%	(0.8)	0.6	(20.8)
(24)	86	(27.9)%	(25)	91	(27.5)%	(25)	91	(27.5)%	Wellness & Healthcare	(12)	66	(18.2)%	(9.7)	(9.3)	(9.3)
$ 3,019	$ 8,099	37.3%	$ 3,278	$ 8,573	38.2%	$ 3,017	$ 7,992	37.8%	Total PMI	$ 3,378	$ 7,746	43.6%	(6.3)	(5.4)	(5.8)

2023									Quarters Ended June 30	2022			% Points Change
$ 1,647	$ 3,574	46.1%	$ 1,617	$ 3,585	45.1%	$ 1,559	$ 3,413	45.7%	Europe	$ 1,587	$ 3,309	48.0%	(1.9)	(2.9)	(2.3)
885	2,668	33.2%	983	2,889	34.0%	983	2,889	34.0%	SSEA, CIS & MEA	979	2,514	38.9%	(5.7)	(4.9)	(4.9)
762	1,680	45.4%	890	1,813	49.1%	890	1,813	49.1%	EA, AU & PMI DF	540	1,464	36.9%	8.5	12.2	12.2
276	969	28.5%	303	955	31.7%	48	462	10.3%	Americas	134	469	28.6%	(0.1)	3.1	(18.3)
(38)	76	(50.0)%	(35)	76	(46.1)%	(35)	76	(46.1)%	Wellness & Healthcare	(16)	76	(21.1)%	(28.9)	(25.0)	(25.0)
$ 3,532	$ 8,967	39.4%	$ 3,758	$ 9,318	40.3%	$ 3,445	$ 8,653	39.8%	Total PMI	$ 3,224	$ 7,832	41.2%	(1.8)	(0.9)	(1.4)

2023									Quarters Ended September 30	2022			% Points Change
$ 1,865	$ 3,823	48.8%	$ 1,739	$ 3,621	48.0%	$ 1,687	$ 3,470	48.6%	Europe	$ 1,530	$ 3,272	46.8%	2.0	1.2	1.8
869	2,777	31.3%	1,173	3,178	36.9%	1,173	3,178	36.9%	SSEA, CIS & MEA	1,153	2,822	40.9%	(9.6)	(4.0)	(4.0)
794	1,571	50.5%	861	1,622	53.1%	861	1,622	53.1%	EA, AU & PMI DF	579	1,407	41.2%	9.3	11.9	11.9
229	895	25.6%	272	857	31.7%	9	440	2.1%	Americas	98	474	20.7%	4.9	11.0	(18.6)
(23)	75	(30.7)%	(24)	72	(33.3)%	(24)	72	(33.3)%	Wellness & Healthcare	(30)	57	(52.6)%	21.9	19.3	19.3
$ 3,734	$ 9,141	40.8%	$ 4,021	$ 9,350	43.0%	$ 3,706	$ 8,782	42.2%	Total PMI	$ 3,330	$ 8,032	41.5%	(0.7)	1.5	0.7

(a) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 6
(b) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 3

														Schedule 8 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (a)	Adjusted Net Revenues excluding Currency & Acqui- sitions (b)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2023									Quarters Ended December 31	2022			% Points Change
$ 1,690	$ 3,766	44.9%	$ 1,565	$ 3,511	44.6%	$ 1,541	$ 3,446	44.7%	Europe	$ 1,348	$ 3,167	42.6%	2.3	2.0	2.1
704	2,707	26.0%	907	3,034	29.9%	907	3,034	29.9%	SSEA, CIS & MEA	817	2,686	30.4%	(4.4)	(0.5)	(0.5)
576	1,430	40.3%	658	1,476	44.6%	658	1,476	44.6%	EA, AU & PMI DF	647	1,478	43.8%	(3.5)	0.8	0.8
129	1,075	12.0%	265	1,040	25.5%	151	806	18.7%	Americas	193	749	25.8%	(13.8)	(0.3)	(7.1)
(47)	69	(68.1)%	(42)	64	(65.6)%	(42)	64	(65.6)%	Wellness & Healthcare	(29)	72	(40.3)%	(27.8)	(25.3)	(25.3)
$ 3,052	$ 9,047	33.7%	$ 3,353	$ 9,125	36.7%	$ 3,215	$ 8,826	36.4%	Total PMI	$ 2,976	$ 8,152	36.5%	(2.8)	0.2	(0.1)

2023									Full Year Ended December 31	2022			% Points Change
$ 6,492	$ 14,231	45.6%	$ 6,301	$ 13,982	45.1%	$ 6,124	$ 13,436	45.6%	Europe	$ 6,075	$ 12,972	46.8%	(1.2)	(1.7)	(1.2)
3,309	10,709	30.9%	3,958	11,769	33.6%	3,958	11,769	33.6%	SSEA, CIS & MEA	3,920	10,467	37.5%	(6.6)	(3.9)	(3.9)
2,789	6,201	45.0%	3,183	6,601	48.2%	3,183	6,601	48.2%	EA, AU & PMI DF	2,452	5,936	41.3%	3.7	6.9	6.9
879	3,807	23.1%	1,094	3,711	29.5%	243	2,144	11.3%	Americas	548	2,116	25.9%	(2.8)	3.6	(14.6)
(132)	306	(43.1)%	(126)	303	(41.6)%	(126)	303	(41.6)%	Wellness & Healthcare	(87)	271	(32.1)%	(11.0)	(9.5)	(9.5)
$ 13,337	$ 35,254	37.8%	$ 14,410	$ 36,366	39.6%	$ 13,383	$ 34,253	39.1%	Total PMI	$ 12,908	$ 31,762	40.6%	(2.8)	(1.0)	(1.5)

(a) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 6
(b) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 3